BARON INVESTMENT FUNDS TRUST®
BARON GROWTH FUND®
Supplement to the Summary Prospectus, Prospectus,
and Statement of Additional Information dated January 28, 2026
Effective February 26, 2026, Baron Investment Funds Trust, on behalf of its series, Baron Growth Fund (the “Fund”), entered into a committed line of credit agreement with State Street Bank and Trust Company as lender. Accordingly, effective immediately, the Summary Prospectus, Prospectus and Statement of Additional Information (“SAI”) of the Fund are modified as follows:
On page 1 of the Summary Prospectus and page 11 of the Prospectus of the Fund, the following table supersedes and replaces the Annual Fund Operating Expenses table in the section “Fees and Expenses of the Fund”:
Annual Fund Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment)

			Other Expenses
	Management Fee	Distribution (12b‑1) Fee	Operating Expenses	Interest Expense	Total Other Expenses	Total Annual Fund Operating Expenses[1]
Baron Growth Fund
Retail Shares	1.00%	0.25%	0.05%	0.30%	0.35%	1.60%
Institutional Shares	1.00%	0.00%	0.04%	0.30%	0.34%	1.34%
R6 Shares	1.00%	0.00%	0.04%	0.30%	0.34%	1.34%

[1]	The expense information shown in the table has been restated to reflect current fees.

On page 1 of the Summary Prospectus and page 11 of the Prospectus of the Fund, the following table supersedes and replaces the Example table in the section “Fees and Expenses of the Fund”:

YEAR	1	3	5	10
Baron Growth Fund
Retail Shares	$163	$505	$871	$1,900
Institutional Shares	$136	$425	$734	$1,613
R6 Shares	$136	$425	$734	$1,613
On pages 61‑64 of the Prospectus of the Fund, the following information supersedes and replaces the sixth paragraph in the section “Information about the Funds – Additional Investment Strategies”:
The Funds may, from time to time, take temporary defensive positions that are inconsistent with the Funds’ principal investment strategies in attempting to respond to adverse market, economic, political, or other conditions. In such circumstances, the Adviser may invest all or a portion of the Funds’ assets in cash or cash equivalents, such as money market instruments, which include U.S. Government securities, certificates of deposit, short-term investment grade corporate bonds and other short term debt instruments, and repurchase agreements. Taking such a temporary defensive position may cause the Funds not to achieve their investment goals. Baron Asset Fund may borrow up to 5% of its net assets for temporary purposes or to meet redemption requests that might otherwise require an untimely sale of portfolio securities. Baron Small Cap Fund and Baron Opportunity Fund may borrow up to 30% of the value of their respective net assets, including the amount borrowed, as of the time the borrowing is made, for emergency or other short-term purposes. Baron Growth Fund may borrow up to 25% of the value of its respective net assets, including the amount borrowed, as of the time the borrowing is made, plus 5% for emergency or other short-term purposes. Baron Fifth Avenue Growth Fund, Baron Discovery Fund and Baron Durable Advantage Fund may borrow money to the extent permitted by law (which currently requires asset coverage of 300% immediately after such borrowing).

On page 17 of the SAI of the Fund, the following information supersedes and replaces the section “Description of the Funds and Their Investments and Risks – Borrowing”:
Baron Asset Fund, Baron Small Cap Fund, Baron Opportunity Fund, Baron Fifth Avenue Growth Fund, Baron Discovery Fund and Baron Durable Advantage Fund of Baron Investment Funds Trust and Baron Focused Growth Fund, Baron International Growth Fund, Baron Real Estate Fund, Baron Emerging Markets Fund, Baron Global Opportunity Fund, Baron Real Estate Income Fund, Baron WealthBuilder Fund, Baron Health Care Fund, and Baron India Fund of Baron Select Funds participate in a committed line of credit agreement with State Street Bank and Trust Company (“SSBT”) as lender pursuant to which the Funds may borrow up to $200 million in order to provide them with temporary liquidity on a first‑come, first-served basis. Interest is charged to the borrowing fund at a rate equal to the higher of the Overnight Bank Funding Rate plus 0.10% or the Federal Funds Effective Rate plus 0.10%; plus a margin of 1.00%. An upfront fee of 0.05% is incurred on the commitment amount and a commitment fee of 0.20% per annum is incurred on the unused portion of the line of credit. Both fees are allocated to the participating Funds based on their relative net assets.
Baron Growth Fund of Baron Investment Funds Trust participates in a committed line of credit agreement with SSBT as lender. Baron Growth Fund may borrow up to the lesser of $400 million or the maximum amount Baron Growth Fund may borrow under the limitations included in Baron Growth Fund’s prospectus, or any limit or restriction under any law or regulation to which Baron Growth Fund is subject or any agreement to which Baron Growth Fund is a party. Interest is charged to Baron Growth Fund at a rate equal to the higher of the One‑Month Term Secured Overnight Financing Rate, the Federal Funds Effective Rate, or the Overnight Bank Funding Rate; plus a margin of 0.95%. An upfront fee of 0.05% is incurred on the commitment amount and a commitment fee of 0.20% per annum is incurred on the unused portion of the line of credit
Dated: February 26, 2026
STICKER-STATPROTRUST 2/26/2026

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